                                                                    EXHIBIT 99.1


                         UNITED STATES BANKRUPTCY COURT
                              DISTRICT OF DELAWARE

IN RE: HOMEPLACE OF AMERICA, INC.                               CASE NO. 01-0181


                        INITIAL MONTHLY OPERATING REPORT
FILE REPORT AND ATTACHMENTS WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE
                     WITHIN 15 DAYS AFTER ORDER FOR RELIEF


CERTIFICATES OF INSURANCE MUST NAME UNITED STATES TRUSTEE AS A PARTY TO BE NOTIFIED IN THE EVENT OF POLICY CANCELLATION. BANK ACCOUNTS AND CHECKS MUST BEAR THE NAME OF THE DEBTOR, THE CASE NUMBER, AND THE DESIGNATION "DEBTOR IN POSSESSION". EXAMPLES OF ACCEPTABLE EVIDENCE OF DEBTOR IN POSSESSION BANK ACCOUNTS INCLUDE VOIDED CHECKS, COPY OF BANK DEPOSIT AGREEMENT/CERTIFICATION OF AUTHORITY, SIGNATURE CARD, AND/OR CORPORATE CHECKING RESOLUTION.


REQUIRED DOCUMENTS                                     DOCUMENTS ATTACHED         EXPLANATION ATTACHED
------------------                                     ------------------         --------------------
12-Month Cash Flow Projection (Form IR-1)                  Exhibit I              Feb 2001 - Feb 2002 projected cash flows

Certificates of Insurance:
   Workers Compensation                                    Exhibit II             Certificate with US Trustee as holder
   Property                                                Exhibit II             Certificate with US Trustee as holder
   General Liability                                       Exhibit II             Certificate with US Trustee as holder
   Vehicle                                                 Exhibit II             Certificate with US Trustee as holder
   Other: Various (see attachment)

Evidence of Debtor in Possession Bank Accounts
   Tax Escrow Account                                      Exhibit III             Written Explanation, Signed Order, Sample check
   General Operating Account                               Exhibit III             Written Explanation, Signed Order, Sample check
   Other:
   Other:

I DECLARE UNDER PENALTY OF PERJURY (28 U.S.C. SECTION 1746) THAT THIS REPORT AND THE DOCUMENTS ATTACHED ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE AND BELIEF.




-------------------------------------        -----------------------------------
Signature of Debtor                          Date



/s/ David A. Frost                              1/31/01
-------------------------------------        -----------------------------------
Signature of Authorized Individual*          Date



David A. Frost                               Sr. VP of Finance
-------------------------------------        -----------------------------------
Printed Name of Authorized Individual        Title of Authorized Individual


* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager of member if debtor is a limited liability company.

                                   EXHIBIT I

HOMEPLACE OF AMERICA, INC. (WACCAMAW'S HOMEPLACE)                                                                  CASE NO. 001-0181

CASH FLOW PROJECTIONS FOR THE 13 MONTH PERIOD: FEBRUARY 2001 through FEBRUARY 2002
($ in thousands)

                                FEB-01         MAR-01         APR-01         MAY-01         JUN-01          JUL-01         AUG-01
Cash Beginning of Month          3,000          4,000          10,413         8,873          9,767          10,772         10,779

RECEIPTS
  CASH SALES                    46,643         46,250         37,277         38,299         49,335          42,633         40,594
  ACCOUNTS RECEIVABLE               --             --             --             --             --              --             --
  LOANS AND ADVANCES            (7,457)        (2,611)         4,979          9,153          1,530           2,903          1,432
  SALE OF ASSETS                    --          3,000             --             --             --              --             --
  OTHER (ATTACH LIST)               --             --             --             --             --              --             --

TOTAL RECEIPTS                  39,186         46,639         42,256         47,452         50,865          45,536         42,026

DISBURSEMENTS
  NET PAYROLL                    3,400          4,177          3,189          3,265          4,106           3,444          3,219
  PAYROLL TAXES & BENEFITS         544            690            527            540            679             569            532
  SALES, USE, OTHER TAXES        2,640          2,618          2,110          2,168          2,793           2,413          2,298
  INVENTORY PURCHASES           20,000         21,247         23,661         29,157         30,371          26,612         24,275
  SECURED/RENTAL/LEASES          4,725          4,725          4,722          4,720          4,725           4,721          4,721
  INSURANCE                        377             85             85             85             85              85             85
  ADMINISTRATIVE & SELLING       6,500          6,684          6,742          6,623          7,101           6,175          6,456
  OTHER (ATTACH LIST)                              --             --             --             --              --             --

  PROFESSIONAL FEES                 --             --          2,750             --             --           1,500             --
  U.S. TRUSTEE FEES                                --             10             --             --              10             --
  COURT COSTS                                      --             --             --             --              --             --

TOTAL DISBURSEMENTS             38,186         40,226         43,796          46,558        49,860          45,529         41,586

NET CASH FLOW                    1,000          6,413         (1,540)            894         1,005               7            440
(RECEIPTS LESS DISBURSEMENTS)

Cash End of Month                4,000         10,413          8,873           9,767        10,772          10,779         11,219

                                SEP-01         OCT-01         NOV-01         DEC-01         JAN-02          FEB-02         TOTAL
Cash Beginning of Month         11,219         12,137         10,972          9,524          7,129           8,850           3,000

RECEIPTS
  CASH SALES                    46,410         37,032         53,164         78,127         37,011          36,376         589,151
  ACCOUNTS RECEIVABLE               --             --             --             --             --              --              --
  LOANS AND ADVANCES               532          8,965            172        (23,365)         3,213           4,068           3,514
  SALE OF ASSETS                    --             --             --             --             --              --           3,000
  OTHER (ATTACH LIST)               --             --             --             --             --              --              --

TOTAL RECEIPTS                  46,942         45,997         53,336         54,762         40,224          40,444         595,665

DISBURSEMENTS
  NET PAYROLL                    3,809          2,893          4,371          7,237          3,079           3,155          49,344
  PAYROLL TAXES & BENEFITS         630            478            723          1,196            509             522           8,139
  SALES, USE, OTHER TAXES        2,627          2,096          3,009          4,422          2,095           2,059          33,348
  INVENTORY PURCHASES           26,301         28,965         34,745         29,738         20,795          22,648         338,515
  SECURED/RENTAL/LEASES          4,722          4,726          4,730          4,729          4,720           4,723          61,409
  INSURANCE                         85             85             85             85             85              85           1,397
  ADMINISTRATIVE & SELLING       7,850          6,909          7,121          9,750          7,220           7,616          92,747
  OTHER (ATTACH LIST)               --             --             --             --             --              --              --

  PROFESSIONAL FEES                 --          1,000             --             --             --              --           5,250
  U.S. TRUSTEE FEES                 --             10             --             --             --              --              30
  COURT COSTS                       --             --             --             --             --              --              --

TOTAL DISBURSEMENTS             46,024         47,162         54,784         57,157         38,503          40,808         590,179

NET CASH FLOW                      918         (1,165)        (1,448)        (2,395)         1,721            (364)          5,486
(RECEIPTS LESS DISBURSEMENTS)

Cash End of Month               12,137         10,972          9,524          7,129          8,850           8,486           8,486

                                   EXHIBIT II

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                  CERTIFICATE NUMBER
                                                                                                                       0020001-00345
                                                      CERTIFICATE OF INSURANCE

PRODUCER                                        THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS
  Marsh USA Inc.                                NO RIGHTS UPON THE CERTIFICATE HOLDER OTHER THAN THOSE PROVIDED IN
  100 N. Tryon Street                           THE POLICY. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE
  Suite 3200                                    COVERAGE APPROVED BY THE POLICIES DESCRIBED HEREIN.
  Charlotte, NC 28202                           -----------------------------------------------------------------------------------
                                                                           COMPANIES AFFORDING COVERAGE
  Avis Vasvary             704-343-4700
------------------------------------------------------------------------------------------------------------------------------------
INSURED                                         COMPANY
  HomePlace of America, Inc.                    A  AMERICAN & FOREIGN INS CO
  3200 Pottery Drive                            ------------------------------------------------------------------------------------
  Myrtle Beach, SC 29579                        COMPANY
                                                B  AMERICAN ALLIANCE INS CO
                                                ------------------------------------------------------------------------------------
                                                COMPANY
                                                C  ROYAL & SUN ALLIANCE IN PLC
                                                ------------------------------------------------------------------------------------
                                                COMPANY
                                                D  ROYAL IND CO
------------------------------------------------------------------------------------------------------------------------------------
COVERAGES

THIS IS TO CERTIFY THAT POLICIES OF INSURANCE DESCRIBED HEREIN HAVE BEEN ISSUED TO THE INSURED NAMED HEREIN FOR THE POLICY PERIOD
INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THE
CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS,
CONDITIONS AND EXCLUSIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.
------------------------------------------------------------------------------------------------------------------------------------

                                                               POLICY             POLICY
                                                             EFFECTIVE          EXPIRATION
CO                                           POLICY             DATE               DATE
LTR     TYPE OF INSURANCE                    NUMBER          (MM/DD/YY)         (MM/DD/YY)                    LIMITS
------------------------------------------------------------------------------------------------------------------------------------
A   GENERAL LIABILITY                       RTS462694        10/05/00           10/05/01      GENERAL AGGREGATE          $1,000,000
    [X]   COMMERCIAL GENERAL LIABILITY                                                        PRODUCTS - COMP/OP AGG     $1,000,000
    [ ]   CLAIMS MADE  [X] OCCUR                                                              PERSONAL & ADV INJURY      $1,000,000
    [ ]   OWNER'S & CONTRACTOR'S PROT                                                         EACH OCCURRENCE            $1,000,000
    [ ]                                                                                       FIRE DAMAGE (Any one item) $1,000,000
    [ ]  ______________ _______________                                                       MED EXP (Any one person)   $      500
------------------------------------------------------------------------------------------------------------------------------------

A   AUTOMOBILE LIABILITY                    RTS462695        10/05/00           10/05/01      COMBINED SINGLE LIMIT      $1,000,000
    [X]  ANY AUTO
    [ ]  ALL OWNED AUTOS                                                                      BODILY INJURY              $
    [ ]  SCHEDULED AUTOS                                                                      (Per Person)
    [ ]  LEASED AUTOS                                                                         BODILY INJURY              $
    [ ]  NON-OWNED AUTOS                                                                      (Per Accident)

                                                                                              PROPERTY DAMAGE            $
------------------------------------------------------------------------------------------------------------------------------------

    GARAGE LIABILITY                                                                          AUTO ONLY - EA ACCIDENT    $
    [ ] ANY AUTO                                                                              OTHER THAN AUTO ONLY:      $
    [ ]                                                                                            EACH ACCIDENT         $
    [ ]                                                                                                AGGREGATE         $
------------------------------------------------------------------------------------------------------------------------------------

B   EXCESS LIABILITY                        UMB5631770       10/05/00           10/05/01      EACH OCCURRENCE            $45,000,000
    [X]  UMBRELLA FORM                                                                        AGGREGATE                  $45,000,000
    [ ]  OTHER THAN UMBRELLA FORM                                                                                        $
------------------------------------------------------------------------------------------------------------------------------------

C  WORKER'S COMPENSATION                    RTC462696        10/05/00           10/05/01      WC STATUTORY LIMITS  OTHER
   EMPLOYERS' LIABILITY                                                                       EL EACH ACCIDENT           $    500.00
                                                                                              EL DISEASE -
   THE PROPRIETOR/                                                                               POLICY LIMIT            $    500.00
   PARTNER/EXECUTIVE        [ ] INCL                                                          EL DISEASE -
   OFFICERS ARE             [ ] EXCL                                                             EA EMPLOYEE             $    500.00
------------------------------------------------------------------------------------------------------------------------------------

D  OTHER                                    RTH459046        10/05/00           10/05/01      $673,381,266 Blanket Limit
   Property

------------------------------------------------------------------------------------------------------------------------------------

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS
FIRE FOREIGN PACKAGE #PIB005890 - $1,000,000 LIMIT (ROYAL GLOBE INS. CO.) DIRECTORS & OFFICERS #4736366 - $30,000,000 LIMIT
(NAT'L UNION INS.) FIDUCIARY LIABILITY #4736388 - $5,000,000 LIMIT (NAT'L UNION FIRE INS.) AND CRIME POLICY #4736361 - $5,000,000
LIMIT (NAT'L UNION FIRE INS.).
------------------------------------------------------------------------------------------------------------------------------------

                                                      SHOULD ANY OF THE POLICIES DESCRIBED HEREIN BE CANCELLED BEFORE THE
                                                      EXPIRATION DATE THEREOF, THE INSURER AFFORDING COVERAGE WILL ENDEAVOR TO
    OFFICE OF THE UNITED STATES                       MAIL 30* DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED HEREIN,
    TRUSTEE                                           BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF
    601 WALNUT ST., SUITE 950W                        ANY KIND UPON THE INSURER AFFORDING COVERAGE, ITS AGENTS OR
    PHILADELPHIA, PA 19106-3314                       REPRESENTATIVES.
                                                      ------------------------------------------------------------------------------

                                                      MARSH USA INC.
                                                      BY: AVIS VASVARY
------------------------------------------------------------------------------------------------------------------------------------
(* 10 DAYS FOR NON-PAYMENT)                  BROKER COPY

                                  EXHIBIT III

                                  Exhibit III

The Debtors have been granted the continued use of their existing bank accounts and the use of their cash management system. The Debtors have opened a new disbursement account (a sample voided check is enclosed) for payments to vendor and tax payments.

                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


IN RE:                               )    Chapter 11
                                     )
WACCAMAW'S HOMEPLACE, et al.,(1)     )
                                     )    Case No. 01-0181 (SLR)
                                     )    (Jointly Administered)
                     Debtors.        )


                ORDER UNDER 11 U.S.C. SS. SS. 363, 1107 AND 1108
                  AUTHORIZING (I) MAINTENANCE OF EXISTING BANK
            ACCOUNTS, (II) CONTINUED USE OF EXISTING BUSINESS FORMS,
           AND (III) CONTINUED USE OF EXISTING CASH MANAGEMENT SYSTEM
           ----------------------------------------------------------


         Upon the motion (the "Motion") of the debtors and debtors in possession in the above-captioned chapter 11 cases (collectively, the "Debtors"), seeking entry of an Order under sections 363, 1107 and 1108 of title 11 of the United States Code (the "Bankruptcy Code"), authorizing them to
(i) maintain existing bank accounts, (ii) continue to use existing checks, correspondence and business forms, and (iii) continue to use the existing cash management system; and it appearing that the relief requested is in the best interests of the Debtors' estates, their creditors and other parties in interest; and upon the Affidavit of David A. Frost, Senior Vice President of Finance and Corporate Secretary of each of the Debtors, and it appearing that this proceeding is a core proceeding pursuant to 28 U.S.C. ss. 158(a); and due and sufficient notice of the Motion having been given; and after due deliberation and cause appearing therefor, it is hereby



--------------------
(1) The Debtors are the following entities: HomePlace of America, Inc.; HomePlace Management, Inc.; HomePlace Stores, Inc.; and HomePlace Stores Two, Inc.

         ORDERED that the Motion is granted; and it is further

         ORDERED that the Debtors are authorized but not directed, in the reasonable exercise of their business judgment, to (i) designate, maintain and continue to use, with the same account numbers, all of the bank accounts in existence on the Petition Date, including, without limitation, those accounts identified on Exhibit A to the Motion (the "Bank Accounts"), (ii) use, in their present form, checks and other documents related to the Bank Accounts, and
(iii) treat the Bank Accounts for all purposes as accounts of the Debtors as debtors in possession; and it is further

         ORDERED that every bank at which any Bank Account is maintained is hereby authorized and directed to continue to service and administer such Bank Account as an account of the relevant Debtor as debtor in possession without interruption and in the usual and ordinary course, and to receive, process, honor and pay any and all checks and drafts drawn on the Bank Account after the Petition Date by the holders or makers thereof, as the case may be; provided, however, that any check drawn or issued by the Debtors before the Petition Date may be honored by any bank only if specifically authorized by order of this Court; and it is further

         ORDERED that except for those checks that may be honored and paid to comply with any order(s) of this Court authorizing payment of certain prepetition claims, no checks or drafts issued on the Bank Accounts before the Petition Date but presented for payment after the Petition Date shall be honored or paid; and it is further

         ORDERED that nothing contained herein shall prevent the Debtors from opening any new bank accounts or closing any existing bank accounts as they may deem necessary and appropriate; provided, however, that any new account shall be with a bank that is insured with the Federal Deposit Insurance Corporation and organized under the laws of the United States or any state therein; and it is further

         ORDERED that every Debtor is authorized to continue to use its existing business and correspondence forms and checks without alteration and without the designation "Debtor in Possession" imprinted upon them; provided, however, that once the Debtors' existing supply of checks is exhausted the Debtors shall use checks marked "DIP;" and it is further

         ORDERED that the Debtors are authorized to continue utilizing their centralized integrated cash management system (with whatever modifications thereto may be required in the future in accordance with the arrangements with the Debtors' DIP lenders) to manage their cash in a manner consistent with the Debtors' prepetition practice; and it is further

         ORDERED that the Debtors shall cause a copy of this Order to be served on all of the banks at which any Bank Account is maintained within five business days of the date hereof; and it is further

         ORDERED that the Court shall retain jurisdiction with respect to any matters, claims, rights or disputes arising from or related to the implementation of this Order.

Dated: January 17, 2001



                                    /s/ Sue L. Robinson
                                    -------------------
                                    Judge

HOMEPLACE OF AMERICA, INC., MYRTLE BEACH, SC 29577-9459                   700021


DATE              INVOICE NO.         COMMENT          AMOUNT          DISCOUNT       NET AMOUNT
----              -----------         -------          ------          --------       ----------
01/18/2001        PREPAYMENT          1901074549       4,578.00        0.00           4,578.00


                                                                 VOID




                                                 TOTAL* * * * * * * 4,578.00*

HOMEPLACE OF AMERICA, INC., MYRTLE BEACH, SC 29577-9459                   700021


DATE              INVOICE NO.         COMMENT          AMOUNT          DISCOUNT       NET AMOUNT
----              -----------         -------          ------          --------       ----------
01/18/2001        PREPAYMENT          1901074549       4,578.00        0.00           4,578.00


                                                                   VOID



                                                 TOTAL* * * * * * * 4,578.00*



         THE FACE OF THIS DOCUMENT HAS MICROPRINTING IN SIGNATURE LINE

         HOMEPLACE                         FLEET BANK OF MASSACHUSETTS, N.A.        700021
     OF AMERICA, INC.                                 S-13
    3200 POTTERY DRIVE                                -----
MYRTLE BEACH, SC 29577-9459  DIP 01-0181               110


PAY        ***FOUR THOUSAND FIVE HUNDRED SEVENTY-EIGHT USD***       DATE                    TOTAL AMOUNT
                                                                    01/18/2001          ********* 4,578.00*

TO THE
ORDER      AUGUSTA CHRONICLE
OF         P.O. BOX 1928
           AUGUSTA, GA 30903                                        VOID AFTER 90 DAYS
                                                                    /s/ David A. Frost
                                                                    /s/ Gregory K. Johnson
                                                                    -------------------
                                                                    AUTHORIZED SIGNATURE

700021  011000138 09428391672

                     IN THE UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF DELAWARE


In re:                              )         Chapter 11
                                    )
WACCAMAW'S HOMEPLACE, et al.,(1)    )         Case No. 01-0181 (SLR)
                                    )         (Jointly Administered)
     Debtors.                       )



                              AFFIDAVIT OF SERVICE

         Patricia E. Cuniff, being duly sworn according to law, deposes and says that she is employed by the law firm of Pachulski, Stang, Ziehl, Young & Jones P.C., and that on the 31st day of January 2001 she caused a copy of the following document(s) to be served upon the individuals on the attached service list in the manner indicated.


         1.   INITIAL MONTHLY OPERATING REPORT.



Dated: January 31, 2001
                                             /s/ Patricia E. Cuniff
                                             ----------------------------------
                                             Patricia E. Cuniff

Sworn to and subscribed before
me this 31st day of January, 2001

/s/ Holly Tayhl DalBell
---------------------------------
Notary Public
My Commission Expires:  02/11/02
                       ----------














------------------
(1) The Debtors are the following entities: HomePlace of America, Inc.; HomePlace Management, Inc.; HomePlace Stores, Inc.; and HomePlace Stores Two, Inc.

HomePlace 2002 Service List                 FEDERAL EXPRESS
Case No. 01-0181                            (Counsel to Lender)
January 31, 2001                            Kevin Simard, Esq.
Doc. No. 15951                              Donald E. Rothman, Esq.
03 - Hand Delivery                          Riemer & Braunstein LLP
04 - Federal Express                        Three Center Plaza
                                            Boston, MA 02108

HAND DELIVERY
(U.S. Trustee)                              FEDERAL EXPRESS
Maria Giannirakis, Esq.
Office of the United States Trustee         David Frost, Senior Vice President
844 King Street Room 2311                   HomePlace of America, Inc.
Wilmington, DE 19801                        3200 Pottery Drive
                                            Myrtle Beach, CA 29579

HAND DELIVERY
(Co-Counsel to Lender)
Mark D. Collins, Esq.
Richards, Layton & Finger, P.A.
One Rodney Square, P.O. Box 551
Wilmington, DE 19899

HAND DELIVERY

David Stratton, Esq.
Pepper Hamilton LLP
1201 Market Street, Suite 1600
P.O. Box 1709
Wilmington, DE 19899-1709

FEDERAL EXPRESS
(Counsel to Debtors)
James A. Stempel, Esq.
Kirkland & Ellis
200 East Randolph Drive
Chicago, IL 60601

FEDERAL EXPRESS
Brett Miller, Esq.
(Counsel to Committee)
Otterbourg, Steindler, Houston & Rosen,
P.C.
230 Park Avenue, 29th Floor
New York, NY 10169